Trenwick America Corporation
                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:                                  )       Chapter 11
                                        )
TRENWICK AMERICA CORPORATION,           )
                                        )       Case No. 03-12635 (MFW)
                                        )
               Debtor.                  )

                     ORDER CONFIRMING PLAN OF REORGANIZATION
                     FOR TRENWICK AMERICA CORPORATION UNDER
                 CHAPTER 11 OF THE BANKRUPTCY CODE, AS MODIFIED

            J.C. Waterfall; Phoenix Partners, L.P.; Phoenix Partners II, L.P.; Phaeton International (BVI) Ltd.; and Tejas Securities Group, Inc. 401(k) Plan and Trust FBO John J. Gorman (collectively, the "Plan Proponents"), having proposed and filed the Plan of Reorganization for Trenwick America Corporation Under Chapter 11 of the Bankruptcy Code, dated September 10, 2004, together with the Plan Supplement(1), dated October 8, 2004, as the same has been amended from time to time (each as modified by that certain Modification to Plan of Reorganization for Trenwick America Corporation Under Chapter 11 of the Bankruptcy Code, dated October 25, 2004 (Docket No. 739) and the Corrected Second Modification to Plan of Reorganization for Trenwick America Corp. Under Chapter 11 of the Bankruptcy Code, dated October 26, 2004 (Docket No. 748) (together, the "Modification"), and as so modified, the "Plan")(2), and the Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code dated September 10, 2004 (the "Disclosure Statement") having been approved by this Court, and duly transmitted to

----------
(1) Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to such terms in the Plan.

(2) A copy of the Plan, conformed to incorporate the Modification, is annexed as Exhibit "A."


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

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

holders of Claims and Interests in compliance with the order of this Court, dated September 13, 2004 (the "Disclosure Statement Order"): (a) approving the Disclosure Statement pursuant to section 1125 of the Bankruptcy Code; (b) establishing solicitation and tabulation procedures; (c) approving balloting agent; (d) approving the form and manner of notice; (e) scheduling a hearing on confirmation; and (f) granting related relief; and a hearing having been held before this Court on October 27, 2004 to consider confirmation of the Plan (the "Confirmation Hearing"); and due notice of the Confirmation Hearing having been given to holders of Claims against and Interests in the Debtor and other parties in interest, substantially in compliance with the Disclosure Statement Order, the Bankruptcy Code and the Bankruptcy Rules, as established by the certificates of service, mailing and publication filed with the Bankruptcy Court, as evidenced by the Affidavit of Service of Financial Balloting Group LLC, dated September 30, 2004 (Docket No. 690) and the Supplemental Affidavit of Service of Financial Balloting Group LLC, dated October 12, 2004 (Docket No. 709) (collectively, the "Solicitation Affidavits"), and the Affidavit Re: Publication in The Wall Street Journal (National Edition), dated October 22, 2004 (Docket No. 735) (the "Publication Certification"), and such notice being sufficient under the circumstances and no further notice being required; and based upon and after consideration of the proffer of the Affidavit of Morris D. Weiss in Support of Confirmation of the Plan of Reorganization for Trenwick America Corporation Under Chapter 11 of the Bankruptcy Code, dated October 25, 2004 (the "Weiss Affidavit") and the Certificate of Jane Sullivan with Respect to Tabulation of Votes on the Plan of Reorganization, sworn on October 21, 2004 (Docket No. 730), as supplemented by the Supplemental Certification of Jane Sullivan filed on October 26, 2004 (Docket No. 747)

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

(together, the "Voting Certification"); and the Court having considered any objections to confirmation of the Plan; and having reviewed and considered the entire record of the Confirmation Hearing, including the Plan, the Disclosure Statement, the Disclosure Statement Order, and all related documents; and the Court being familiar with the Plan and other relevant factors affecting the Chapter 11 Case; and the Court being fully familiar with, the entire record of the Chapter 11 Case since the commencement of the Chapter 11 Case on August 20, 2003 (the "Petition Date"); and the appearance of all interested parties having been duly noted in the record of the Confirmation Hearing; and after due deliberation and sufficient cause appearing therefor;

            IT IS HEREBY FOUND, DETERMINED, ORDERED, ADJUDGED, AND DECREED, AS
FOLLOWS:

                                  INTRODUCTION

            1. Findings and Conclusions. The findings and conclusions set forth herein and in the record of the Confirmation Hearing constitute this Court's findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure, as made applicable herein by Bankruptcy Rules 7052 and 9014. To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.

            2. Jurisdiction. The Court has jurisdiction over the Debtor's Chapter 11 Case and to confirm the Plan pursuant to 28 U.S.C. ss. 1334. Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C. ss. 157(b) and the Court has jurisdiction to enter a final order with respect thereto. The Debtor is an eligible debtor under section 109 of the


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

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

Bankruptcy Code. Venue is proper before the Court pursuant to 28 U.S.C. ss.ss. 1408 and 1409.

            3. Commencement of the Debtor's Chapter 11 Case. On the Petition Date, the above-captioned Debtor commenced a case under chapter 11 of the Bankruptcy Code.

            4. Solicitation and Notice. The Plan, Disclosure Statement, Disclosure Statement Order, notice of the Confirmation Hearing, an appropriate ballot (the "Ballots") for voting on the Plan and return envelope (if applicable), to the extent any person is entitled to vote, or a notice of non-voting status (in substantially the forms approved pursuant to the Disclosure Statement Order) (collectively, the "Solicitation Materials") were transmitted and served substantially in compliance with the Bankruptcy Code, the Bankruptcy Rules and the Disclosure Statement Order. As described in, and as evidenced by Solicitation Affidavits and the Publication Certification, the transmittal and service of the Solicitation Materials and the publication of notice of the Confirmation Hearing was timely, adequate and sufficient under the circumstances.

            5. Notice. As is evidenced by the Solicitation Affidavits and the Publication Certification, all parties required to be given notice of the Confirmation Hearing (including the deadline for filing and serving objections to confirmation of the Plan) have been given due, proper, timely, and adequate notice substantially in compliance with the Bankruptcy Code and the Bankruptcy Rules and consistent with the Disclosure Statement Order, and have had an opportunity to appear and to be heard with respect thereto. No other or further notice is required.


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

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

            6. Voting. Votes to accept or reject the Plan have been solicited and tabulated in good faith and in a manner consistent with the Bankruptcy Code, the Bankruptcy Rules and the Disclosure Statement Order.

            7. Burden of Proof. The Plan Proponents have met their burden of proving the elements of section 1129(a) of the Bankruptcy Code by a preponderance of the evidence.

            8. Notice of Plan Supplement Documents. Notice of the documents identified in the Plan Supplement (as the same was supplemented and amended) filed with the Court (as used herein, collectively, the "Plan Supplement") was good and sufficient under the circumstances and no other or further notice of such matters is or shall be required.

                            MODIFICATION TO THE PLAN

            9. The Plan complies with section 1127 of the Bankruptcy Code.

            10. On October 25 and 26, 2004, the Plan Proponents filed the Modification. The Modification does not materially adversely affect the treatment of any Class of Claims against or Interests in the Debtor under the Plan.

            11. In accordance with section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019, all holders of Claims against and Interests in the Debtor who voted to accept the Plan are hereby deemed to have accepted the Plan, as modified by the Modification. No holder of a Claim or Interest that has voted to accept the Plan has attempted to change its acceptance to a rejection as a consequence of the Modification.

            12. The filing with the Court of the Modification, the service of the same on the persons that have filed notices of appearance and requests for the service of


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

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

papers under Rule 2002 of the Federal Rules of Bankruptcy Procedure, and the disclosure of the Modification on the record at the Confirmation Hearing constitute due and sufficient notice thereof.

                            CONFIRMATION OF THE PLAN

            13. Plan Compliance with the Bankruptcy Code (11 U.S.C. ss. 1129(a)(1)). The Plan complies with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(1) of the Bankruptcy Code.

            (a) Proper Classification (11 U.S.C. ss.ss. 1122 and 1123(a)(1)). In addition to Administrative Expense Claims and Priority Tax Claims, which need not be classified, Article III of the Plan designates twelve Classes of Claims and Interests. The Claims and Interests placed in each Class are substantially similar to other Claims and Interests, as the case may be, in each such Class. Valid reasons exist for separately classifying the various Classes of Claims and Interests created under the Plan, and such Classes do not unfairly discriminate between holders of Claims and Interests. The Plan therefore satisfies sections 1122 and 1123(a)(1) of the Bankruptcy Code.

            (b) Specified Unimpaired Classes (11 U.S.C. ss. 1123(a)(2)). Article V of the Plan specifies that Classes 1 and 2 are unimpaired under the Plan, thereby complying with section 1123(a)(2) of the Bankruptcy Code.

            (c) Specified Treatment of Impaired Classes (11 U.S.C. ss. 1123(a)(3)). Article V of the Plan designates Classes 3, 4, 5, 6, 7, 8, 9, 10, 11 and 12 as impaired, and Sections 5.03 through 5.12 of the Plan specify the treatment of Claims and Interests in those Classes, thereby complying with section 1123(a)(3) of the Bankruptcy Code.


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

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

            (d) No Discrimination (11 U.S.C. ss. 1123(a)(4)). The Plan provides for the same treatment for each Claim or Interest in each respective Class unless the holder of a particular Claim or Interest has agreed to a less favorable treatment of such Claim or Interest, thereby satisfying section 1123(a)(4) of the Bankruptcy Code with the exception of Class 6, which provides, for administrative convenience in accordance with section 1122(b) of the Bankruptcy Code, that holders of Allowed CI Notes Claims of less than $1,000.00 shall receive, in full and final satisfaction of such Allowed Claims, Cash in an amount equal to such Allowed Claims.

            (e) Implementation of the Plan (11 U.S.C. ss. 1123(a)(5)). The Plan and the various documents and agreements set forth in the Plan Supplement provide adequate and proper means for the implementation of the Plan, including
(i) the authorization of new securities, (ii) the cancellation of existing securities, (iii) the revesting of assets of the Debtor's Estate in New TAC, and
(iv) the authorization of the New Loan Agreement, thereby satisfying section 1123(a)(5) of the Bankruptcy Code.

            (f) Non-Voting Equity Securities / Allocation of Voting Power (11 U.S.C. ss. 1123(a)(6)). Section 6.02 of the Plan provides that the New TAC Certificate of Formation and/or Limited Liability Agreement will, among other things, prohibit the issuance of nonvoting equity securities, thereby complying with section 1123(a)(6) of the Bankruptcy Code.

            (g) Designation of Managers and Officers (11 U.S.C. ss. 1123(a)(7)).
Section 6.01 of the Plan contains provisions with respect to the manner of selection of managers and officers of New TAC that are consistent with the interests of creditors,


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

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

equity security holders, and public policy, thereby satisfying section 1123(a)(7) of the Bankruptcy Code.

            (h) Additional Plan Provisions (11 U.S.C. ss. 1123(b)). The other provisions of the Plan are appropriate and consistent with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1123(b) of the Bankruptcy Code.

            (i) Bankruptcy Rule 3016(a). The Plan is dated and identifies the proponents, thereby satisfying Bankruptcy Rule 3016(a).

            14. Compliance with the Bankruptcy Code (11 U.S.C. ss. 1129(a)(2)). The Plan Proponents have complied with the applicable provisions of the Bankruptcy Code. Specifically, the Plan Proponents have complied in all material respects with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, and the Disclosure Statement Order in transmitting the Solicitation Materials and in tabulating the votes with respect to the Plan.

            15. Plan Proposed In Good Faith (11 U.S.C. ss. 1129(a)(3)). The Plan Proponents have proposed the Plan in good faith and not by any means forbidden by law, thereby complying with section 1129(a)(3) of the Bankruptcy Code. The Plan Proponents' good faith is evident from the record of this Chapter 11 Case, including the hearing to approve the Disclosure Statement, the record of the Confirmation Hearing and other proceedings held in the Chapter 11 Case. The Plan was proposed with the legitimate and honest purpose of maximizing the value of the Debtor's Estate. The Plan was negotiated at arms' length among the Plan Proponents, the Creditors' Committee, the Debtor, MBIA, the LoC Bank Group and their respective professional advisors. Further, the indemnification, exculpation, release, and injunction provisions of the Plan have been negotiated in good

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

faith and at arms' length with, among other persons, representatives of the Plan Proponents, the Creditors' Committee, the Debtor, MBIA, the LoC Bank Group and their respective advisors, are consistent with sections 105, 1123(b)(6) and 1129 of the Bankruptcy Code, and are each necessary to consummation of the Plan.

            16. Payment for Services or Cost and Expenses (11 U.S.C. ss. 1129(a)(4)). All payments made or to be made from the Debtor's Estate to Professionals or other entities requesting compensation or reimbursement of expenses pursuant to sections 327, 328, 330, 331, 503(b) or 1103 of the Bankruptcy Code for services rendered before the Effective Date for services or for costs and expenses in connection with the Chapter 11 Case, or in connection with the Plan and incident to the Chapter 11 Case, are subject to the approval of the Court as reasonable, thereby satisfying section 1129(a)(4) of the Bankruptcy Code.

            17. Indenture Trustee Fees. Pursuant to Section 4.04 of the Plan, within ten (10) days after the Confirmation Date, each Indenture Trustee, agent or servicer shall be required to provide the Plan Proponents with copies of invoices reflecting its fees and expenses for review. In the event the parties cannot reach an agreement on the reasonableness of any requested amount, any disputed amount shall be determined upon application by the applicable Indenture Trustee, to the Bankruptcy Court subject to a "reasonableness" standard. All undisputed amounts shall be paid, pursuant to Sections 5.04, 5.05, and 5.09 of the Plan, as applicable. The Indenture Trustees shall retain all charging liens on distributions under the Plan until receipt of payment in Cash of the Indenture Trustees' fees and expenses, including the fees and disbursements of counsel as determined pursuant to Section 4.04 of the Plan. Notwithstanding the foregoing, to the


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

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

extent any Indenture Trustee provides services related to distributions pursuant to the Plan, each Indenture Trustee shall be entitled to receive from New TAC, without further court approval, reasonable compensation for such services and reimbursement of reasonable expenses incurred in connection with such services, with such payment made on terms as agreed to between such Indenture Trustee and New TAC; provided, however, that if a dispute arises with respect to such compensation and expenses, such dispute will be resolved by the Bankruptcy Court.

            18. MBIA Fees. Notwithstanding the provisions of Section 4.05 of the Plan, MBIA shall file an application requesting compensation for services and reimbursement of expenses pursuant to section 503(b) of the Bankruptcy Code in accordance with Section 11.04 of the Plan.

            19. Plan Proponents Fees. Notwithstanding the provisions of Section
4.06 of the Plan, the Plan Proponents shall file an application requesting compensation for services and reimbursement of expenses pursuant to section 503(b) of the Bankruptcy Code in accordance with Section 11.04 of the Plan.

            20. LoC Bank Group Fees. As part of the overall settlement embodied in the Plan and in accordance with the Letter of Intent, subject to the occurrence of the earlier of (i) the dismissal of the Chapter 11 Cases of TGL and LSH and (ii) the Effective Date, pursuant to Section 4.07 of the Plan, the LoC Bank Group shall be entitled to retain all sums advanced to the LoC Bank Group from non-Debtor funds prior to the Petition Date pursuant to the Letter of Intent on account of legal and other costs of the LoC Bank Group, including $2,500,000 incurred in relation to the transactions contemplated by the Letter of Intent after June 30, 2003.


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

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

            21. Directors, Officers, and Insiders (11 U.S.C. ss. 1129(a)(5)). The Plan Proponents have complied with section 1129(a)(5) of the Bankruptcy Code. The identity and affiliations of the persons proposed to serve as the initial managers and officers of New TAC after consummation of the Plan have been fully disclosed and the appointment to, or continuance in, such offices of such persons are consistent with the interests of holders of Claims against, and Interests in, the Debtor and with public policy. The identity of any insider that will be employed or retained by New TAC and the nature of such insider's compensation have also been fully disclosed.

            22. No Rate Changes (11 U.S.C. ss. 1129(a)(6)). No governmental regulatory commission has jurisdiction, after confirmation of the Plan, over the rates of the Debtor. Thus, section 1129(a)(6) of the Bankruptcy Code is not applicable to the Plan.

            23. Best Interest of Creditors (11 U.S.C. ss. 1129(a)(7)). The Plan satisfies section 1129(a)(7) of the Bankruptcy Code. The liquidation scenario described in Section VI.I of the Disclosure Statement and other evidence proffered or adduced at the Confirmation Hearing: (a) are persuasive and credible; (b) have not been controverted by other evidence; and (c) establish that each holder of an impaired Claim or Interest either has accepted the Plan or will receive or retain under the Plan, on account of such Claim or Interest, property of a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if the Debtor were liquidated under chapter 7 of the Bankruptcy Code on such date.

            24. Acceptance by Certain Classes (11 U.S.C. ss. 1129(a)(8)). Classes 1 and 2 are unimpaired Classes of Claims each of which is conclusively presumed to have accepted the Plan in accordance with section 1126(f) of the Bankruptcy Code. Classes 11

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

and 12 are impaired Classes of Claims or Interests, will not receive or retain any property under the Plan on account of such Claims or Interests and are conclusively presumed to have rejected the Plan in accordance with section 1126(f) of the Bankruptcy Code. As detailed in the Voting Certification, Classes 3, 4, 5, 6, 7, 9 and 10, which are Classes entitled to vote on the Plan, have voted to accept the Plan. Class 8, which is a Class entitled to vote on the Plan, has voted to reject the Plan. Although section 1129(a)(8) would not be satisfied with respect to the deemed rejecting and rejecting Classes identified above, the Plan is confirmable because the Plan satisfies section 1129(b) of the Bankruptcy Code with respect to the deemed rejecting and rejecting Classes identified above.

            25. Treatment of Administrative Expense Claims, Priority Tax Claims and Other Priority Claims (11 U.S.C. ss. 1129(a)(9)). The treatment of Administrative Expense Claims and Priority Tax Claims pursuant to Article IV of the Plan satisfies the requirements of sections 1129(a)(9)(A) and (B) of the Bankruptcy Code. The treatment of Priority Claims pursuant to Section 5.02 of the Plan satisfies the requirements of sections 1129(a)(9)(C) of the Bankruptcy Code.

            26. Acceptance by Impaired Classes (11 U.S.C. ss. 1129(a)(10)). As detailed in the Voting Certification, Classes 3, 4, 6, 7 and 9 voted to accept the Plan by the requisite majority, determined without including any acceptance of the Plan by any insider, thereby satisfying the requirements of section 1129(a)(10) of the Bankruptcy Code.

            27. Feasibility (11 U.S.C. ss. 1129(a)(11)). The evidence proffered or adduced at the Confirmation Hearing, including the Weiss Affidavit: (a) is persuasive and credible; (b) has not been controverted by other evidence; and
(c) establishes that confirmation of the Plan is not likely to be followed by the liquidation or the need for

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

further financial reorganization of New TAC, thereby satisfying the requirements of section 1129(a)(11) of the Bankruptcy Code.

            28. Payment of Fees (11 U.S.C. ss. 1129(a)(12)). All fees payable under section 1930 of title 28, United States Code, as determined by the Bankruptcy Code, have been or will be paid as may be required pursuant to
Section 4.03 of the Plan, thereby satisfying the requirements of section 1129(a)(12) of the Bankruptcy Code.

            29. Continuation of Retiree Benefits (11 U.S.C. ss. 1129(a)(13)). New TAC shall continue to pay all retiree benefits, if any, of the Debtor (within the meaning of section 1114 of the Bankruptcy Code), at the level established in accordance with section 1114 of the Bankruptcy Code, at any time prior to the Confirmation Date, for the duration of the period for which the Debtor has obligated itself to provide such benefits, provided, however, that New TAC reserves the right to modify any and all such plans, funds and programs in accordance with the terms thereof, thereby satisfying the requirements of section 1129(a)(13) of the Bankruptcy Code.

            30. Cram-Down (11 U.S.C. ss. 1129(b)). The Plan does not discriminate unfairly against holders of Class 8, 11 and 12 Claims or Interests, and is fair and equitable with respect to the same. With respect to Class 8, holders of Allowed Convenience Claims will receive or retain on account of such claim property of a value, as of the Effective Date of the Plan, equal to the Allowed amount of such Claim. With respect to Classes 11 and 12, which are deemed to have rejected the Plan, no holder of any Claim or Interest that is junior to the Claims or Interests in such Classes will receive or retain any property on account of such junior Claim or Interest under the Plan. As such, despite rejection or

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

deemed rejection of the Plan by holders of Class 8, 11 and 12 Claims or Interests, the Plan comports with the "cramdown" provisions of section 1129(b).

            31. Principal Purpose of the Plan (11 U.S.C. ss. 1129(d)). The principal purpose of the Plan is not the avoidance of taxes or the avoidance of the application of Section 5 of the Securities Act of 1933.

            32. Good Faith Solicitation (11 U.S.C. ss. 1125(e)). Based on the record in this Chapter 11 Case, the Debtor, the Plan Proponents, New TAC and the Released Parties have acted in "good faith" within the meaning of section 1125(e) of the Bankruptcy Code in compliance with the applicable provisions of the Bankruptcy Code and Bankruptcy Rules in connection with all their respective activities relating to the Plan, including but not limited to, any action or inaction in connection with their participation in the activities described in section 1125 of the Bankruptcy Code, and are entitled to the protections afforded by section 1125(e) of the Bankruptcy Code and the exculpation provisions set forth in Section 7.09(a) of the Plan.

            33. Satisfaction of Confirmation Requirements. Based upon the foregoing, the Plan satisfies the requirements for confirmation set forth in section 1129 of the Bankruptcy Code.

            34. Assumption of Executory Contracts and Unexpired Leases. The Plan Proponents have satisfied the provisions of section 365 of the Bankruptcy Code with respect to the assumption, rejection and the assumption and assignment of executory contracts and unexpired leases pursuant to the Plan. The Weiss Affidavit, together with the projections set forth in the Disclosure Statement, provide sufficient evidence of New TAC's ability to provide adequate assurance of future performance.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

            35. Conditions Precedent to Confirmation. Upon entry of this Order, the Plan Proponents have satisfied all conditions precedent to confirmation set forth in Section 9.01 of the Plan.

            36. Transfers by Debtor. The revesting, on the Effective Date, of the property of the Debtor's Estate: (a) will vest New TAC or its successors or assigns, as the case may be, with good title to such property, free and clear of all Claims and Interests, except as expressly provided in the Plan or this Order; and (b) will not constitute a voidable transfer under the Bankruptcy Code or applicable nonbankruptcy law.

            37. Releases, Injunctions and Exculpations. The Bankruptcy Court has jurisdiction under sections 1334(a) and (b) of title 28 of the United States Code to approve the injunctions and releases set forth in Article VII of the Plan. In addition, section 105(a) of the Bankruptcy Code permits issuance of the injunction and approval of the releases set forth in Article VII of the Plan, when, as here, such provisions are essential to the formulation and implementation of the Plan as provided in section 1123 of the Bankruptcy Code, confer material benefits on the Debtor's Estate, are fair and reasonable, and are in the best interests of the Debtor, its Estate, and holders of Claims and Interests. Based upon the record of the Chapter 11 Case and the evidence proffered at the Confirmation Hearing, the Court finds that the injunction and releases set forth in Article VII of the Plan are consistent with the Bankruptcy Code and applicable law.

                                     DECREES

            NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

            38. Confirmation. The Plan is confirmed under section 1129 of the Bankruptcy Code. The terms of the Plan and the Plan Supplement are incorporated by reference into, and are an integral part of, the Plan and this Order. Any objections to confirmation of the Plan that have not been withdrawn are hereby overruled.

            39. Plan Classification Controlling. The classifications of Claims and Interests for purposes of the distributions to be made under the Plan shall be governed solely by the terms of the Plan. The classification set forth on the Ballots tendered or returned by the Debtor's creditors and interest holders in connection with voting on the Plan: (a) were set forth on the Ballots solely for purposes of voting to accept or reject the Plan; (b) do not necessarily represent, and in no event shall be deemed to modify or otherwise affect, the actual classification of such Claims and Interests under the Plan for distribution purposes; and (c) shall not be binding on the Plan Proponents, New TAC, the creditors, or interest holders for purposes other than voting on the Plan.

            40. New Loan Agreement. The Plan Proponents have received a binding commitment for the New Loan Agreement and are in the process of negotiating the final forms of the New Revolver Facility and New Term Loan Facility and all related documents. The terms of the New Loan Agreement are approved, and, upon the occurrence of the Effective Date, the Debtor is authorized to pay the fees contemplated thereunder. Based upon the Weiss Affidavit, the terms and conditions of the New Loan Agreement have been and are being negotiated at arms length and in good faith. Pursuant to section 1142(b) of the Bankruptcy Code, New TAC is authorized, in conjunction with consummation of the Plan on the Effective Date, to (a) enter into the New Loan Agreement, (b) grant the liens and security interests and incur or guaranty the indebtedness

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

contemplated thereby, and (c) issue, execute and deliver all documents and instruments and take all actions necessary to implement and effectuate borrowings under the New Loan Agreement. Any credit extended under the New Loan Agreement shall be deemed to have been extended in good faith, as that term is used in section 364(e) of the Bankruptcy Code.

            41. Cancellation of Existing Securities and Agreements. Pursuant to Sections 6.22 and 6.23 of the Plan, on the Effective Date, any document, agreement, or instrument evidencing any Claim or Interest, other than a Claim that is reinstated and rendered unimpaired under the Plan, shall be deemed cancelled without further act or action under any applicable agreement, law, regulation, order, or rule, other than with respect to executory contracts and unexpired leases that have been assumed by New TAC, and the obligations of the Debtor pursuant to such documents, agreements, or instruments giving rise to or evidencing such Claims and Interests, as the case may be, shall be discharged.

            42. Distributions Under the Plan. All distributions under the Plan shall be made in accordance with Article VI of the Plan.

            43. Record Date for Distributions to Holders of Old Securities. On the Distribution Record Date, the transfer ledgers of the Indenture Trustees shall be closed, and there shall be no further changes in the record holders of the Old Securities. The Plan Proponents, the Debtor, New TAC and the Indenture Trustees, agents and servicers for such Old Securities shall have no obligation to recognize any transfer of such Old Securities occurring after the Distribution Record Date. The Plan Proponents, the Debtor, New TAC and the Indenture Trustees, agents and servicers for such Old Securities shall be entitled instead to recognize and deal for all purposes hereunder with only those record

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

holders stated on the transfer ledgers as of the close of business on such Distribution Record Date.

            44. Objections to Claims. After the Effective Date, New TAC shall have the exclusive right to make and file objections to and settle, compromise or otherwise resolve Disputed Claims. New TAC shall file and serve a copy of each objection upon the holder of the Claim to which an objection is made as soon as practicable, but in no event later than (i) one hundred-twenty (120) days after the Effective Date, or (ii) such other time as may be fixed or extended by the order of the Bankruptcy Court. After the Effective Date, New TAC may settle or compromise any Disputed Claim without approval of the Bankruptcy Court.

            45. Assumption and Rejection. Article VIII of the Plan governing the assumption and rejection of executory contracts and unexpired leases satisfies the requirements of section 365 of the Bankruptcy Code. Pursuant to Section 8.01 of the Plan as of the Effective Date, all executory contracts and unexpired leases of the Debtor shall be deemed rejected by the Debtor pursuant to the provisions of section 365 of the Bankruptcy Code, except: (a) any executory contract or unexpired lease that has been or is the subject of a motion to assume or assume and assign filed pursuant to section 365 of the Bankruptcy Code by the Debtor before the Effective Date; (b) any executory contract or unexpired lease listed in the "Schedule of Assumed and Assigned Executory Contracts and Unexpired Leases" filed by the Plan Proponents as part of the Plan Supplement;
(c) any executory contract or unexpired lease assumed or assumed and assigned pursuant to the provisions of this Plan; and (d) any agreement, obligation, security interest, transaction or similar undertaking that the Plan Proponents believe is not executory or is not a lease, and

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

which is later determined by the Bankruptcy Court to be an executory contract or unexpired lease that is subject to assumption or rejection under section 365 of the Bankruptcy Code.

            46. Bar Date for Rejection Damage Claims. Pursuant to Section 8.03 of the Plan, if the rejection by the Debtor, pursuant to the Plan or otherwise, of an executory contract or unexpired lease, results in a Claim, then such Claim shall be forever barred and shall not be enforceable against the Debtor, New TAC, the Litigation Trust or the property of any of them unless a Proof of Claim is filed with the clerk of the Bankruptcy Court and served upon counsel to the Plan Proponents, and the Claims Agent, on or before the earlier of: (i) the later of the applicable Bar Date or within thirty (30) days after the date of service of notice of entry of an order of the Bankruptcy Court authorizing such rejection, including the Confirmation Order, (ii) thirty (30) days after such rejection becomes effective if such rejection occurred by reason of expiration of a time period fixed by the Bankruptcy Court, or (iii) such other period set by the Bankruptcy Court.

            47. Directors and Officers. Pursuant to Section 6.01 of the Plan, effective as of the Effective Date, the persons identified on the record at the Confirmation Hearing as the members of the board of managers of New TAC are hereby deemed elected and appointed to serve in accordance with the New TAC Limited Liability Company Agreement. The directors of the Debtor not continuing in office are hereby deemed removed effective upon the occurrence of the Effective Date. The persons identified on the record at the Confirmation Hearing as the officers of New TAC shall serve as the initial officers of New TAC on and after the Effective Date.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

            48. New TAC Certificate of Formation and Limited Liability Agreement. Pursuant to Section 6.02 of the Plan, on the Effective Date, the New TAC Certificate of Formation and/or Limited Liability Company Agreement shall prohibit the issuance of nonvoting equity securities as required by section 1123(a)(6) of the Bankruptcy Code (subject to further amendment of such certificate and agreement as permitted by applicable non-bankruptcy law).

            49. Authorization and Issuance of New Securities. The issuance of the New TAC Securities and the Trust Certificates by New TAC is authorized by the Plan without further act or deed by the Board of Directors, stockholders or officers of the Debtor or action under applicable law, regulation, order, or rule. All securities issued pursuant to the Plan shall be exempt from registration under the Securities Act of 1933, as amended, or any applicable state or local law pursuant to section 1145 of the Bankruptcy Code, to the extent permitted thereby.

            50. Escrow of Unclaimed Property. Pursuant to Section 6.19(a) of the Plan, Unclaimed Property (and all Debt Payments, Trust Payments, distributions and other amounts paid thereon) shall be delivered promptly to New TAC. New TAC shall deposit such Unclaimed Property in an account (for the benefit of the holders of Allowed Claims entitled thereto under the terms of this Plan). For a period of one year following the Effective Date, Unclaimed Property, including any interest, Debt Payments, Trust Payments, distributions on New TAC Interests, and other amounts paid thereon, shall be: (i) held in such account solely for the benefit of the holders of Allowed Claims that have failed to claim such property; and (ii) released from such account and delivered to the holder of an Allowed Claim upon presentation of proper proof by such holder of its

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

entitlement thereto. New TAC shall pay, or cause to be paid, out of the funds held in such account, any tax imposed by any federal, state or local taxing authority on the income generated by the funds held in such account. New TAC shall also file, or cause to be filed any tax or information return related to such accounts. All Cash held in such accounts shall be invested in accordance with section 345 of the Bankruptcy Code, as modified by the relevant orders of the Bankruptcy Court for investments made by the Debtor during the Chapter 11 Case. The earnings on such investments shall be held in trust as an addition to the balance of the subaccount for the benefit of the holders of Allowed Claims entitled to such Unclaimed Property, and shall not constitute property of New TAC.

            51. Distribution of Unclaimed Property. Pursuant to Section 6.19(b) of the Plan, at the end of one year following the relevant Distribution Date, the holders of Allowed Claims theretofore entitled to Unclaimed Property shall cease to be entitled thereto (collectively, such holders are referred to herein as the "Unclaimed Holders"), and the Unclaimed Property for each Unclaimed Holder shall then be distributed to New TAC and thereafter distributed in accordance with the Plan; provided however, that any Trust Certificates constituting Unclaimed Property shall be distributed to the Litigation Trustee(s) and thereafter distributed in accordance with the Plan. Unclaimed Property in the form of Cash shall be distributed by New TAC on the next Quarterly Distribution Date to those parties entitled to the Free Cash Flow on such Quarterly Distribution Date. Securities that are Unclaimed Property shall be cancelled.

            52. Discharge of Claims and Termination of Interests. Pursuant to
Section 7.05 of the Plan, and subject to the occurrence of the Effective Date except as otherwise provided in the Plan or this Order, and subject to section 1141(d)(1) of the

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

Bankruptcy Code, the Plan and the Confirmation Order shall discharge, effective as of the Effective Date, all debts of, Claims against, Liens on, and Interests in the Debtor, its assets, or properties, which debts, Claims, Liens, and Interests arose at any time before the entry of the Confirmation Order. The discharge of the Debtor shall be effective as to each Claim or Interest, regardless of whether a Proof of Claim or Interest therefore was filed, whether the Claim is an Allowed Claim, or whether the holder thereof voted to accept the Plan. On the Effective Date, as to every discharged Claim and Interest, any holder of such Claim or Interest shall be precluded from asserting against the Debtor or New TAC formerly obligated with respect to such Claim or Interest, or against the Debtor's or New TAC's assets or properties, any other or further Claim or Interest based upon any document, instrument, act, omission, transaction, or other activity of any kind or nature that occurred before the Confirmation Date.

            53. Discharge Injunction. Pursuant to Section 7.05 of the Plan, except as otherwise provided in the Plan or this Order, as of the Effective Date, all entities that hold a claim that is discharged pursuant to the Plan or an Interest or other right of an equity security holder that is terminated pursuant to the terms of the Plan, are permanently enjoined from taking any of the following actions on account of any such discharged Claims or terminated Interests or rights: (1) commencing or continuing in any manner any action or other proceeding against the Debtor, New TAC, the Disputed Claims Reserve Account, the New TAC Bank Group Escrow, the Litigation Trust or any Released Party; (2) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Debtor, New TAC, the Disputed Claims Reserve Account, the New TAC Bank Group Escrow or any Released Party or any of their respective assets;

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

(3) creating, perfecting or enforcing any lien or encumbrance against the Debtor, New TAC, the Disputed Claims Reserve Account, the New TAC Bank Group Escrow or any Released Party (4) asserting a right of offset or subrogation of any kind against any obligation due to the Debtor, New TAC, the Disputed Claims Account, the New TAC Bank Group Escrow, the Litigation Trust or any Released Party; and (5) commencing or continuing any action that does not comply with or is inconsistent with the Plan; provided, however, nothing in this paragraph shall affect the rights of the LoC Bank Group to commence any action or proceeding (whether directly, indirectly, derivatively or otherwise) on account of, or in respect of any, claim, debt, right or cause of action that the LoC Bank Group may have in connection with the Credit Documents or otherwise against any party other than the Debtor or New TAC.

            54. Releases. In accordance with Section 7.07 of the Plan, the following releases are hereby approved:

                  a. On the Effective Date, the Estate, the Debtor and New TAC, on behalf of themselves, the Estate and each creditor voting to accept the Plan, shall be deemed to release the LoC Bank Released Parties from all Specified LoC Bank Released Claims, and shall be deemed to also release the JPMorgan Released Parties from all Specified Additional JPMorgan Released Claims.

                  b. On the Effective Date, the Estate, the Debtor and New TAC, on behalf of themselves, the Estate and each creditor voting to accept the Plan, shall be deemed to release the Committee Released Parties from all Specified Committee Released Claims.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

                  c. On the Effective Date, the Estate, the Debtor and New TAC, on behalf of themselves, the Estate and each creditor voting to accept the Plan, shall be deemed to release the Senior Noteholders Released Parties from all Specified Senior Noteholders Released Claims.

                  d. On the Effective Date, the Estate, the Debtor and New TAC, on behalf of themselves, the Estate and each creditor voting to accept the Plan, shall be deemed to release the Trust Preferreds Released Parties from all Specified Trust Preferreds Released Claims.

                  e. On the Effective Date, the Estate, the Debtor and New TAC, on behalf of themselves, the Estate and each creditor voting to accept the Plan, shall be deemed to release the Magicsunny Released Parties from the Specified Magicsunny Released Claims.

                  f. On the Effective Date, the Estate, the Debtor and New TAC, on behalf of themselves, the Estate and each creditor voting to accept the Plan, shall be deemed to release the HSBC Released parties from all Specified HSBC Released Claims.

                  g. On the Effective Date, the Estate, the Debtor and New TAC, on behalf of themselves, the Estate and each creditor voting to accept the Plan, shall be deemed to release the Wilmington Released Parties from all Specified Wilmington Released Claims.

            Notwithstanding anything to the contrary in the Plan or this Order,
(i) in no event shall any of the releases provided in the Plan or this Order extend to any of the Persons Excluded from Releases, (ii) any releases provided in the Plan or this Order shall not extend to any capacity other than that described in the Plan or this Order, (iii) any

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

releases provided in the Plan or this Order shall not extend to matters or claims other than those described in the Plan or this Order, (iv) any and all releases provided in the Plan or this Order shall be subject to the limitations set forthin the Plan or this Order, and (v) any and all releases provided in the Plan or this Order shall not extend to future acts, omissions or events that post-date the Effective Date; provided further that the Debtor, New TAC, the Litigation Trust, and the Litigation Trustee(s) shall not relinquish or waive the right to assert any of the claims or rights released as a legal or equitable defense or right, offset or recoupment against claims of the LoC Bank Group in excess of the settlement amount provided for in the Plan, and/or against claims of one or more of the Released Parties asserted against the Debtor, New TAC, the Litigation Trust, or Litigation Trustee(s); provided further that the Debtor, New TAC, the Litigation Trust, and the Litigation Trustee(s) shall not relinquish or waive their rights of subrogation.

            55. Term of Injunctions or Stays. Unless otherwise provided in the Plan, the Confirmation Order, or a separate order of this Court, all injunctions or stays arising under or entered during the Chapter 11 Case under section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

            56. Exculpation. The Plan Proponents, the Debtor, New TAC and the Released Parties shall have no liability whatsoever to any holder or purported holder of an Administrative Claim, Claim, or Interest for any act or omission in connection with, or arising out of, the formulation, negotiation, preparation, dissemination, implementation, confirmation or consummation of the Chapter 11 Case, the Plan, the Disclosure Statement, and the other agreements or documents created or entered into, or any other action taken or

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

omitted to be taken in connection with or related to the Plan, including but not limited to the Letter of Intent, the pursuit of approval of the Disclosure Statement or the solicitation of votes for confirmation of the Plan, except for willful misconduct or gross negligence as determined by a Final Order, and, in all respects, shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan. This exculpation shall be in addition to, and not in limitation of, all other releases, indemnities, exculpations and any other applicable law or rules protecting such released parties from liability.

            57. Establishment of Litigation Trust and Retention of Causes of Action. As of the Effective Date, the Litigation Trust Assets, which include the Causes of Action, will automatically vest in and be retained by the Litigation Trust for the benefit of the Estate. The Litigation Trust and Litigation Trustee(s) shall obtain the benefit of any tolling provisions and/or extensions (including those pertaining the time period within which an action or proceeding may be commenced) that would have been available to the Estate, the Debtor or any other Estate representative prior to the Confirmation Date or that would have been available to the Estate, the Debtor or any other Estate representative prior to the Effective Date, including, without limitation, those set forth in sections 108, 546, 549 and 550 of the Bankruptcy Code. It is in the best interest of the Estate that the Causes of Action, including, but not limited to avoidance actions, are retained by the Litigation Trust. Holders of Allowed Claims will directly and indirectly benefit from any recoveries that the Litigation Trust and Litigation Trustee(s) receive from the post-confirmation pursuit of any Causes of Action.

            58. Retention of Causes of Action. In accordance with section 1123(b)(3) of the Bankruptcy Code, on the Effective Date, without the necessity of further

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

action or Court order, the Litigation Trust and its Litigation Trustee(s) are appointed to serve as representatives and fiduciaries of the Estate and shall retain and may (but are not required to) enforce all Causes of Action except to the extent, and only to the extent, that any such Causes of Action are explicitly released pursuant to Section 7.07 of this Plan. Pursuant to the terms hereof, the Litigation Trustee(s), in their sole and absolute discretion, will determine whether to bring, settle, release, compromise or enforce the Causes of Action (or decline to do any of the foregoing) and will not be required to seek further approval of the Bankruptcy Court for such action.

            59. No Causes of Action or Objections Are Precluded by Res Judicata or Similar Doctrines. The failure to identify in the Disclosure Statement or Plan any potential or existing Causes of Action or any objection to any Claim generally or specifically does not limit the rights to pursue any such Cause of Action or objection. Unless a Cause of Action or objection is expressly waived, relinquished, released, compromised or settled in the Plan, all Causes of Action and objections to Claims are reserved for later adjudication and, as a result, no preclusion doctrine, including without limitation the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable or otherwise) or laches, shall apply to such Causes of Action or objections as a result of confirmation of the Plan.

            60. Retention of Jurisdiction. This Court may properly, and upon the Effective Date shall, retain jurisdiction over the matters arising in, and under, and related to, the Chapter 11 Case, as set forth in Article XI of the Plan and section 1142 of the Bankruptcy Code.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

            61. Governmental Approvals Not Required. Except as provided in Sections 6.31 and 6.32 of the Plan and the ongoing regulation of the Debtor by any applicable regulatory bodies, including but not limited to the Connecticut Department of Insurance and the New York State Insurance Department, this Order shall constitute all approvals and consents required, if any, by the laws, rules, or regulations of any state or other governmental authority with respect to the implementation or consummation of the Plan and Disclosure Statement, any documents, instruments, or agreements, and any amendments or modifications thereto, and any other acts referred to in, or contemplated by, the Plan and the Disclosure Statement.

            62. General Authorizations. Each of the Debtor and New TAC is authorized and directed pursuant to section 1142(b) of the Bankruptcy Code and section 303 of Delaware General Corporate Law to execute, deliver, file, or record such contracts, instruments, releases, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement, and further evidence the terms and conditions of the Plan and any notes or securities issued pursuant to the Plan. The Debtor and New TAC and their respective directors, officers, agents, and attorneys, are authorized, directed and empowered to issue, execute, deliver, file, or record any agreement, document, or security, including, without limitation, the documents contained in the Plan Supplement, as modified, amended, and supplemented and to take any action necessary or appropriate to implement, effectuate, and consummate the Plan in accordance with its terms, and to take any or all corporate actions authorized to be taken pursuant to the Plan, including, without limitation, any release, amendment, or restatement of any bylaws, certificates of incorporation, or other organization documents of the Debtor, whether or not

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

specifically referred to in the Plan or the Plan Supplement, without further order of the Bankruptcy Court, and any or all such documents shall be accepted by each of the respective state filing offices and recorded in accordance with applicable state law and shall become effective in accordance with their terms and the provisions of state law.

            63. Binding Effect. Except as otherwise provided in section 1141(d) of the Bankruptcy Code, on and after the Confirmation Date, the provisions of the Plan shall bind any holder of a Claim against, or Interest in, the Debtor and their respective successors and assigns, whether or not the Claim or Interest of such holder is impaired under this Plan and whether or not such holder has accepted the Plan.

            64. Post-Confirmation, Pre-Effective Date Operations. Subsequent to the Confirmation Date, but prior to the Effective Date, the Debtor shall continue to operate its business in the ordinary course in accordance with the Bankruptcy Code and any applicable Bankruptcy Court orders affecting the same, and including the Operating Guidelines filed with the Plan Supplement, subject to regulatory approval of such Operating Guidelines.

            65. Cancellation of Old Common Stock. As of the Effective Date, by virtue of the Plan and in all events without any action on the part of the holders thereof, TAC or New TAC, each share of Old Common Stock issued and outstanding or held in treasury shall be cancelled and retired and no consideration will be paid or delivered with respect thereto. Notwithstanding anything herein to the contrary, holders of Old Common Stock shall not be required to surrender such stock to the Debtor.

            66. Creditors' Committee Standing to Pursue Trenwick (Barbados) Objection. The Debtor has stipulated and it is hereby ordered that the Creditors'

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

Committee has the requisite authority and standing to pursue and file on behalf of the Estate and its creditors objections to any claim asserted by Trenwick (Barbados) against the Debtor in the Chapter 11 Case and to pursue and file any colorable avoidance, fraudulent transfer, preference, subordination, set-off or other claims that might exist against Trenwick (Barbados) up to the Effective Date, including, without limitation, any claims pursuant to sections 105, 510, 544, 547, 548 and 550 of the Bankruptcy Code and any set-off claims. In this regard, the Creditors' Committee shall have all rights and powers with respect to the pursuit or filing of any claims or objections against Trenwick (Barbados) that the Debtor would have with respect to the pursuit of such claims or objections. Further, the Creditors' Committee shall obtain the benefit of any tolling provisions and/or extensions (including those pertaining the time period within which an action or proceeding may be commenced) with respect to claims or objections against Trenwick (Barbados) that would have been available to the Estate, the Debtor or any other Estate representative prior to the Confirmation Date or that would have been available to the Estate, the Debtor or any other Estate representative prior to the Effective Date, including, without limitation, those set forth in sections 108, 546, 549 and 550 of the Bankruptcy Code. Upon the Effective Date, the Litigation Trust and Litigation Trustee(s) shall automatically become the real parties in interest with respect to any such objections or claims and shall, without further action, be deemed to be substituted for the Creditors' Committee in any objections or claims pending against Trenwick (Barbados) as of the Effective Date.

            67. Exemption from Certain Taxes. To the fullest extent allowable by section 1146(c) of the Bankruptcy Code, the issuance, transfer, or exchange of a security,

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

or the making or delivery of an instrument of transfer under this Plan may not be taxed under any law imposing a stamp tax or similar tax.

            68. Dissolution of Creditors' Committee. Pursuant to Section 11.03 of the Plan, on the Effective Date, the Creditors' Committee shall be dissolved and the members thereof shall be released and discharged of and from all further authority, duties, responsibilities and obligations related to, arising from and in connection with the Chapter 11 Case, and the retention and employment of the Professionals retained by the Creditors' Committee shall terminate except as otherwise expressly authorized pursuant to the Plan.

            69. Plan Supplement. The documents contained in the Plan Supplement, and any amendments, modifications, and supplements thereto, and all documents and agreements introduced into evidence by the Plan Proponents at the Confirmation Hearing or announced on the record thereat (including all exhibits and attachments thereto and documents referred to therein), and the execution, delivery, and performance thereof by New TAC, are authorized and approved when they are finalized, executed and delivered. Without further order or authorization of this Court, the Plan Proponents are authorized and empowered to make all modifications to all documents included as part of the Plan Supplement that are consistent with the Plan. Execution versions of the documents comprising the Plan Supplement shall constitute legal, valid, binding and authorized obligations of the respective parties thereto, enforceable in accordance with their terms and, to the extent applicable, shall create, as of the Effective Date, all liens and security interests purported to be created thereby.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

            70. Administrative Bar Date. Except as provided below in Section 11.04(b) for Administrative Claims of Professionals requesting compensation or reimbursement of expenses and in Section 4.01 for liabilities incurred by the Debtor in the ordinary course of its business, requests for payment of Administrative Claims must be Filed no later than 45 days after the Effective Date. Holders of Administrative Claims who are required to File a request for payment of such Claims and who do not File such requests by the applicable Bar Date, shall be forever barred from asserting such Claims against the Debtor, New TAC or their respective properties.

            71. Final Fee Applications. Pursuant to Section 11.04 of the Plan, all Professionals or other entities requesting compensation or reimbursement of expenses pursuant to sections 327, 328, 330, 331, 503(b) and 1103 of the Bankruptcy Code for services rendered before the Effective Date (including compensation requested by any Professional or other entity for making a substantial contribution in the Chapter 11 Case) shall File an application for final allowance of compensation and reimbursement of expenses no later than 45 days after the Effective Date. Objections to applications of Professionals or other entities for compensation or reimbursement of expenses must be Filed no later than 90 days after the Effective Date. All compensation and reimbursement of expenses Allowed by the Bankruptcy Court shall be paid to the applicable Professional immediately thereafter. Each Professional that intends to seek payment for compensation or reimbursement of expenses from the Debtor (including compensation requested by any Professional or other entity for making a substantial contribution in the Chapter 11 Case) shall provide the Plan Proponents with a statement, by no later than the Confirmation Date,

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

of the amount of estimated unpaid fees and expenses that each such Professional has incurred or expects to incur through the Effective Date.

            72. Post Confirmation, Pre-Effective Date Fee Applications. Subsequent to the Confirmation Date, but prior to the Effective Date, all Professionals or other entities requesting compensation or reimbursement of expenses pursuant to sections 330 and 331 of the Bankruptcy Code for services rendered before the Effective Date shall continue to be paid in accordance with this Court's August 25, 2003, Administrative Order Pursuant to 11 U.S.C. ss.ss. 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation and Reimbursement of Expenses for Professionals (the "Administrative Order") (Docket No. 30).

            73. De Minimis Distributions. Notwithstanding anything to the contrary in the Plan, if the amount of Cash to be distributed to the holder of an Allowed Claim in Classes 3, 4, 5, 6, 7, 9 or 10, as a Debt Payment, Trust Payment or a distribution on account of a New TAC Security or Trust Certificate, as the case may be, is less than $50.00, New TAC or the Litigation Trustee(s) as the case may be, may hold the Cash distributions to be made to such holder until the aggregate amount of Cash to be distributed to such holder is in an amount equal to or greater than $50.00 if New TAC or the Litigation Trustee(s) determine that the cost to distribute such Cash is unreasonable in light of the amount of Cash to be distributed. Notwithstanding the preceding sentence, if the amount of Cash distribution to such holder never aggregates to more than $50.00, then on the final Distribution Date, New TAC and the Litigation Trustee(s) may distribute such Cash to the holder entitled thereto.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

            74. Notice of Entry of Confirmation Order. The Plan Proponents shall service notice of entry of this Order pursuant to Bankruptcy Rules 2002(f)(7), 2002(k), and 3020(c) on all creditors and interest holders, the United States Trustee, and other parties in interest, by causing notice of entry of this Order (the "Notice of Confirmation"), to be delivered to such parties by first-class mail, postage prepaid, within ten (10) business days after entry of this Order. Such notice is adequate under the particular circumstances and no other or further notice is necessary.

            75. Conditions to Effective Date. The Plan shall not become effective unless and until the conditions set forth in Section 9.01(b) of the Plan have been satisfied or waived pursuant to Section 9.02 of the Plan.

            76. Notice of Effective Date. On or before five (5) Business Days after the occurrence of the Effective Date, New TAC shall file notice of the occurrence of the Effective Date and shall serve a copy of same on all creditors, interest holders, and other parties in interest identified in the Schedules and the persons that have filed notices of appearance and requests for the service of papers under Bankruptcy Rule 2002.

            77. Substantial Consummation. On the Effective Date, the Plan shall have been deemed to be substantially consummated pursuant to sections 1101 and 1127 of the Bankruptcy Code.

            78. Reversal. The provisions of the Plan are incorporated by reference herein. If any of the provisions of this Order are hereafter reversed, modified or vacated by a subsequent order of the Bankruptcy Court or any other court, such reversal, modification or vacatur shall not affect the validity of the acts or obligations incurred or undertaken under, or in connection with, the Plan prior to receipt of written notice of such order by the

                                                    Trenwick America Corporation
                                                                    Exhibit 99.2

Plan Proponents. Notwithstanding any such reversal, modification or vacatur of this Order, any such act or obligation incurred or undertaken pursuant to, and in reliance on, this Order prior to the effective date of such reversal, modification or vacatur shall be governed in all respects by the provisions of this Order, the Plan, all documents relating to the Plan and any amendments or modifications to any of the foregoing.

            79. Conflicts Between Order and Plan. In the event of any inconsistency between the Plan, or any agreement, instrument or document intended to implement the Plan, and this Order, the provisions of this Order shall govern and shall supersede any such document or order of this Court issued prior to the Effective Date. The provisions of this Order are integrated with each other and are non-severable and mutually dependent. The failure specifically to include or reference any particular provision of the Plan or any related agreement in this Order shall not diminish or impair the efficacy of such provision or such related agreements, it being understood that it is the intent of this Court that the Plan be confirmed and such related agreements be approved in their entirety.

            80. This Order is a Final Order and the period in which an appeal must be filed shall commence upon the entry hereof.

Dated: Wilmington, Delaware
       October ___, 2004


                                        ________________________________________
                                        Honorable Mary F. Walrath
                                        Chief United States Bankruptcy Judge


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